Exhibit 21.01

SUBSIDIARIES OF REGISTRANT

Name of Subsidiary	Jurisdiction of Organization

Argus Sorocaba Servicos de Consultoria Ltda.	Brazil
Astron Group Limited	Hong Kong
Avail Medical Products, Inc.	Delaware
Availmed Servicios, S.A. de C.V.	Mexico
Availmed, S.A. de C.V.	Mexico
Blue Star Engineering Ltd	United Kingdom
Broadway Industrial Hungary Kft.	Hungary
Calmwaters Limited	Ireland
CEAG AG	Germany
Central Colour Production Limited	Virgin Islands (british)
Centrex Precision Plastics, Inc.	Delaware
Charter Pacific Industries Limited	Hong Kong
Chatham International Holdings B.V.	Netherlands
Chatham Technologies Do Brasil Ltda	Brazil
Chatham Technologies Holding France SAS	France
C-MAC do Brasil Ltda.	Brazil
Cmac-Wong’s Industries Holdings Ltd	Virgin Islands (british)
ColdWatt India Private Limited	India
ColdWatt, Inc.	Delaware
DII Europe B.V.	Netherlands
DII International Holdings CV	Netherlands
Distribuidora Solectron Chile Limitada	Chile
Doonside Company	Ireland
EX FLEX SDN BHD	Malaysia
Express Cargo Forwarding Limited	United Kingdom
Firstmark Investment Pte Ltd	Mauritius
Flex-Comp Limited	Hong Kong
FlexMedical Slovakia s.r.o.	Slovakia
FlexPower India Private Limited	India
Flextronics (Canada) Inc.	Canada
Flextronics (China) Electronics Technology Co., Ltd.	China
Flextronics (Israel) Ltd.	Israel
Flextronics (Malaysia) Sdn. Bhd.	Malaysia
Flextronics (Nanjing) Technology Co., Ltd	China
Flextronics (Shanghai) Co., Ltd	China
Flextronics (Shanghai) Electronic Equipment Repair Services Co., Ltd.	China
Flextronics (Shanghai) Technology Co., Ltd	China
Flextronics (UK) Design Services Limited	United Kingdom
Flextronics Aerospace & Defense Services Inc	Colorado
Flextronics Aguascalientes Servicios, S.A. de C.V.	Mexico
Flextronics Aichi K.K.	Japan
Flextronics America, LLC	Delaware
Flextronics AP, LLC	Colorado

Name of Subsidiary	Jurisdiction of Organization

Flextronics Automotive GmbH & Co. KG	Germany
Flextronics Automotive Inc.	Canada
Flextronics Automotive Mor Korlátolt Felelösségü Társaság	Hungary
Flextronics Automotive Sales and Marketing, Ltd.	Mauritius
Flextronics Bermuda Ltd.	Bermuda
Flextronics Budapest Kft.	Hungary
Flextronics Canada Design Services, Inc.	Canada
Flextronics Canada Holdings Inc.	Canada
Flextronics Canada ULC	Canada
Flextronics Cayman (SLR) Limited	Cayman Islands
Flextronics Cayman Ltd	Cayman Islands
Flextronics Central Europe B.V.	Netherlands
Flextronics Chateaudun S.N.C.	France
Flextronics China (Mauritius) Electronics Technology Co., Ltd.	Mauritius
Flextronics China Holding (Singapore) Pte. Ltd.	Singapore
Flextronics Computer (Shanghai) Co., Ltd	China
Flextronics Computing (Suzhou) Co., Ltd	China
Flextronics Computing (UK) Limited	United Kingdom
Flextronics Computing Mauritius Limited	Mauritius
Flextronics Computing Sales and Marketing (L) Ltd.	Labuan
Flextronics Corporation	Delaware
Flextronics Czech s.r.o	Czech Republic
Flextronics Design Asia Pte. Ltd.	Singapore
Flextronics Design Consumer Electronics (India) Private Limited	India
Flextronics Design Korea Ltd.	Korea, Republic of
Flextronics Design Labuan Ltd.	Labuan
Flextronics Design Private Limited	India
Flextronics Design S.R.O	Czech Republic
Flextronics Design SL	Spain
Flextronics Design SRL	Italy
Flextronics Digital Design Japan, Ltd	Japan
Flextronics Distribution Centre (Singapore) Pte. Ltd.	Singapore
Flextronics Distribution, Inc.	California
Flextronics Electronic Manufacturing (Shenzhen) Co. Limited	China
Flextronics Electronics (H.K.) Limited	Hong Kong
Flextronics Electronics (Mauritius) Limited	Mauritius
Flextronics Electronics Technology (Shenzhen) Co., Ltd.	China
Flextronics Electronics Technology (Suzhou) Co., Ltd.	China
Flextronics EMS Canada Inc.	Canada
Flextronics Enclosure (Shenzhen) Ltd.	China
Flextronics Enclosure (Zhuhai) Co., Ltd	China
Flextronics Enclosure Shenzhen (Mauritius) Ltd.	Mauritius
Flextronics Enclosure Systems (Changzhou) Ltd.	China
Flextronics Enclosure Systems (Shenzhen) Ltd.	China
Flextronics Enclosure Systems Shenzhen (Mauritius) Ltd	Mauritius
Flextronics Enclosure Systems, Inc.	Delaware

Name of Subsidiary	Jurisdiction of Organization

Flextronics Enclosure Zhuhai (Mauritius) Co., Ltd.	Mauritius
Flextronics Enclosures (Hong Kong) Ltd.	Hong Kong
Flextronics Europe Holdings CV	Netherlands
Flextronics Europe Holdings LLC	Delaware
Flextronics Europe Ltd	United Kingdom
Flextronics Fabricação de Equipamentos do Brasil Ltda.	Brazil
Flextronics Foundation	California
Flextronics Funding LLC	Delaware
Flextronics Germany Holding GmbH	Germany
Flextronics Global Enclosures (Shanghai) Co., Ltd.	China
Flextronics Global Enclosures (Singapore) Pte. Ltd.	Singapore
Flextronics Global Enclosures Shanghai (Mauritius) Co., Ltd	Mauritius
Flextronics Global Holdings II Ltd.	Cayman Islands
Flextronics Global Holdings LP	Cayman Islands
Flextronics Global Procurement Ltd.	Bermuda
Flextronics Global Services (Hong Kong) Limited	Hong Kong
Flextronics Global Services (Manchester) Limited	United Kingdom
Flextronics Global Services (Singapore) Pte. Ltd.	Singapore
Flextronics Global Services Canada Inc.	Canada
Flextronics Guadalajara Group, S.de R.L. de C.V.	Mexico
Flextronics Holding (Singapore) Pte. Ltd.	Singapore
Flextronics Holding Finland Oy	Finland
Flextronics Holding France S.A.	France
Flextronics Holding GmbH	Austria
Flextronics Holding USA, Inc.	Delaware
Flextronics Holdings (BVI) Limited	Virgin Islands (british)
Flextronics Holdings Mexico Dos, S.A. de C.V.	Mexico
Flextronics Holdings Mexico, S.A. de C.V.	Mexico
Flextronics Holdings Texas LLC	Colorado
Flextronics Holdings, Ltd.	Delaware
Flextronics Ind. (Malaysia) Sdn. Bhd.	Malaysia
Flextronics Industrial (Shenzhen) Co Ltd	China
Flextronics Industrial (Zhuhai) Co., Ltd.	China
Flextronics Industrial Dongguan Limited	China
Flextronics Industrial Ltd.	Mauritius
Flextronics Industrial Shenzhen (Mauritius) Co Ltd.	Mauritius
Flextronics Industrial Zhuhai (Mauritius) Co., Ltd.	Mauritius
Flextronics Industrial, Comercial, Servicos e Exportadora do Brasil Ltda.	Brazil
Flextronics Industries (H.K.) Limited	Hong Kong
Flextronics Industries (Mauritius) Limited	Mauritius
Flextronics Industries Marketing (L) Ltd.	Labuan
Flextronics Industries Singapore Ltd.	Singapore
Flextronics Information Technology (Shen Zhen) Co.,Ltd	China
Flextronics Information Technology Shen Zhen (Mauritius) Co., Ltd.	Mauritius
Flextronics Instituto de Tecnologia	Brazil
Flextronics Instituto de Tecnologia da Amazonia	Brazil

Name of Subsidiary	Jurisdiction of Organization

Flextronics International (Singapore Group) Pte. Ltd.	Singapore
Flextronics International (UK) Ltd	United Kingdom
Flextronics International Aguascalientes (L) Ltd.	Labuan
Flextronics International Asia-Pacific Ltd	Mauritius
Flextronics International Cayman LLC	Delaware
Flextronics International Cork B.V.	Netherlands
Flextronics International Cork B.V. (Irish Branch)	Ireland
Flextronics International Denmark A/S	Denmark
Flextronics International Distribution Canada Limited Partnership	Canada
Flextronics International Europe B.V.	Netherlands
Flextronics International Finland Oy	Finland
Flextronics International France S.A.	France
Flextronics International Germany GmbH & Co. KG	Germany
Flextronics International Gesellschaft m.b.H	Switzerland
Flextronics International GmbH	Austria
Flextronics International GmbH & Co. Nfg. KG	Austria
Flextronics International Holding LLC.	California
Flextronics International Holdings Pte. Ltd.	Singapore
Flextronics International Ireland Limited	Ireland
Flextronics International Japan Co., Ltd	Japan
Flextronics International Kft.	Hungary
Flextronics International Latin America (L) Ltd.	Labuan
Flextronics International Ltd.	Singapore
Flextronics International Management Services Ltd.	Mauritius
Flextronics International N.V.	Netherlands Antilles
Flextronics International Netherlands BV	Netherlands
Flextronics International Norway AS	Norway
Flextronics International Ostersund AB	Sweden
Flextronics International PA, Inc.	California
Flextronics International Poland Sp z.o.o.	Poland
Flextronics International s.r.o.	Czech Republic
Flextronics International Singapore Pte. Ltd.	Singapore
Flextronics International Sweden AB	Sweden
Flextronics International Taiwan Ltd.	Taiwan, Province Of China
Flextronics International Technology LLC	Delaware
Flextronics International Tecnologia Ltda	Brazil
Flextronics International USA, Inc.	California
Flextronics Investment Holding (Singapore) Pte. Ltd.	Singapore
Flextronics Investment Holding GmbH	Germany
Flextronics Ireland	Ireland
Flextronics Ireland (Cayman) Limited	Cayman Islands
Flextronics Ireland (Cayman) Limited (Irish Branch)	Ireland
Flextronics Ireland Holdings	Cayman Islands
Flextronics Italy S.P.A	Italy
Flextronics Laval S.N.C.	France
Flextronics Limited	United Kingdom

Name of Subsidiary	Jurisdiction of Organization

Flextronics Link (HK) Limited	Hong Kong
Flextronics LLC — T.O.V. (Fabrik Flextronics GmbH)	Ukraine
Flextronics LMS Limited	Ireland
Flextronics Logistics (Hong Kong) Limited	Hong Kong
Flextronics Logistics (Malaysia) Sdn. Bhd.	Malaysia
Flextronics Logistics (Shanghai) Co., Ltd.	China
Flextronics Logistics (Zhuhai) Co., Limited	China
Flextronics Logistics B.V.	Netherlands
Flextronics Logistics Kft	Hungary
Flextronics Logistics Limited	Ireland
Flextronics Logistics Poland SP. z.o.o.	Poland
Flextronics Logistics Shanghai (Mauritius) Co., Ltd.	Mauritius
Flextronics Logistics USA, Inc.	California
Flextronics Logistics Zhuhai (Mauritius) Co., Limited	Mauritius
Flextronics Manufacturing (H.K.) Ltd.	Hong Kong
Flextronics Manufacturing (Penang) Sdn. Bhd.	Malaysia
Flextronics Manufacturing (Shanghai) Co., Ltd.	China
Flextronics Manufacturing (Singapore) Pte. Ltd.	Singapore
Flextronics Manufacturing (Zhuhai) Co., Ltd	China
Flextronics Manufacturing Aguascalientes, S.A. de C.V.	Mexico
Flextronics Manufacturing Europe B.V.	Netherlands
Flextronics Manufacturing Juarez S. de R.L. de C.V.	Mexico
Flextronics Manufacturing Mex, S.A. de C.V.	Mexico
Flextronics Manufacturing Shanghai (Mauritius) Co., Ltd.	Mauritius
Flextronics Manufacturing Texas LLC	Colorado
Flextronics Manufacturing Zhuhai (Mauritius) Co., Ltd.	Mauritius
Flextronics Marketing (L) Ltd.	Labuan
Flextronics Marplace (Number 382) Limited	United Kingdom
Flextronics Mauritius (L) Limited	Mauritius
Flextronics Mauritius Holdings Limited	Mauritius
Flextronics Mauritius Limited	Mauritius
Flextronics Mechanicals Marketing (L) Ltd.	Labuan
Flextronics Mechanicals Singapore Pte. Ltd.	Singapore
Flextronics Medical Sales and Marketing, Ltd	Mauritius
Flextronics Metal Specialties, Inc.	Illinois
Flextronics Mexico Holdings II LLC	Delaware
Flextronics Mexico Holdings LLC	Delaware
Flextronics Mould Manufacturing Pte. Ltd	Singapore
Flextronics Netherlands BV	Netherlands
Flextronics Network Services GmbH	Germany
Flextronics Network Services Holding Sweden AB	Sweden
Flextronics Network Services Sweden AB	Sweden
Flextronics ODM Finland Oy	Finland
Flextronics ODM Luxembourg SA	Luxembourg
Flextronics ODM Luxembourg SA, Swiss	Switzerland
Flextronics ODM Netherlands NV	Netherlands

Name of Subsidiary	Jurisdiction of Organization

Flextronics Ostersund AB	Sweden
Flextronics OTM Ltd.	Israel
Flextronics Photonics PPT, Inc.	Oregon
Flextronics Plastic (Asia Pacific) Limited	Hong Kong
Flextronics Plastic (Shanghai) Co., Ltd.	China
Flextronics Plastic Manufacturing (Shenzhen) Co. Limited	China
Flextronics Plastic Shanghai (Mauritius) Co., Ltd.	Mauritius
Flextronics Plastic Technology (ShenZhen) Ltd.	China
Flextronics Plastic Technology ShenZhen (Mauritius) Ltd.	Mauritius
Flextronics Plastics (M) Sdn. Bhd.	Malaysia
Flextronics Plastics (Singapore) Pte. Ltd.	Singapore
Flextronics Plastics (Zhuhai) Co., Ltd	China
Flextronics Plastics S.A. de C.V.	Mexico
Flextronics Plastics Zhuhai (Mauritius) Co., Ltd.	Mauritius
Flextronics Puerto Rico Limited	Cayman Islands
Flextronics Quartz Ltd	United Kingdom
Flextronics R&D (Shenzhen) Co., Ltd	China
Flextronics R&D Shenzhen (Mauritius) Co., Ltd	Mauritius
Flextronics Real Estate Puebla S. de R.L. de C.V.	Mexico
Flextronics Research & Development Limited	Ireland
Flextronics Resources Limited	Mauritius
Flextronics Romania SRL	Romania
Flextronics S.R.L	Italy
Flextronics Sales & Marketing (A-P) Ltd.	Mauritius
Flextronics Sales & Marketing (China) Ltd.	Mauritius
Flextronics Sales & Marketing North Asia (L) Ltd.	Labuan
Flextronics Sales and Marketing Consumer Digital Ltd.	Mauritius
Flextronics Scotland Ltd	United Kingdom
Flextronics Semiconductor Design, Inc.	Tennessee
Flextronics Semiconductor Ltd.	Israel
Flextronics Semiconductor, Inc.	Delaware
Flextronics Services (Singapore) Pte. Ltd.	Singapore
Flextronics Servicios Guadalajara, S.A. de C.V.	Mexico
Flextronics Shanghai (Mauritius) Co., Ltd.	Mauritius
Flextronics Shanghai Electronic Equipment Repair Service (Mauritius) Co., Ltd.	Mauritius
Flextronics SMI (China) Ltd	Mauritius
Flextronics South Africa (Proprietary) Limited	South Africa
Flextronics St-Etienne S.N.C.	France
Flextronics Systems Texas Ltd.	Texas
Flextronics Technologies (India) Pvt Ltd.	India
Flextronics Technologies Japan K.K.	Japan
Flextronics Technologies Mexico, S. de R.L. de C.V.	Mexico
Flextronics Technology (Malaysia) Sdn. Bhd.	Malaysia
Flextronics Technology (Penang) Sdn. Bhd.	Malaysia
Flextronics Technology (Shah Alam) Sdn. Bhd.	Malaysia

Name of Subsidiary	Jurisdiction of Organization

Flextronics Technology (Shanghai) Co., Ltd.	China
Flextronics Technology (ShenZhen) Co., Ltd	China
Flextronics Technology (Singapore) Pte. Ltd.	Singapore
Flextronics Technology (Wujiang) Co., Ltd.	China
Flextronics Technology (Zhuhai) Co. Ltd.	China
Flextronics Technology Nanjing (Mauritius) Co., Ltd	Mauritius
Flextronics Technology Sdn. Bhd.	Malaysia
Flextronics Technology Shanghai (Mauritius) Co., Ltd.	Mauritius
Flextronics Technology ShenZhen (Mauritius) Co., Ltd	Mauritius
Flextronics Technology Wujiang (Mauritius) Ltd	Mauritius
Flextronics Technology Zhuhai (Mauritius) Co., Ltd	Mauritius
Flextronics Tecnologia Do Brasil Ltd.	Cayman Islands
Flextronics Telecom Systems Ltd	Mauritius
Flextronics Trading (Shanghai) Co., Ltd.	China
Flextronics UK Limited	United Kingdom
Flextronics USA, Inc.	Delaware
Flextronics Vagyonkezelo es Befektetesi Korlatolt Felelossegu Tarsasag (Luxembourg Branch)	Luxembourg
Flextronics Vagyonkezelo es Befektetesi Korlotolt Felelossegu Tarsasag	Hungary
Flextronics Verwaltungs GmbH	Germany
FLX Cyprus II Limited	Cyprus
FLX Cyprus Limited	Cyprus
Forest Keyboard Manufacturing (ShenZhen) Ltd.	China
Forest Keyboard Manufacturing ShenZhen (Mauritius) Co., Ltd	Mauritius
Glouple Ventures 2000-I, LLC	Delaware
Glouple Ventures 2000-II, LLC	Delaware
Grolleau SAS	France
Grupo Flextronics S.A. de C.V.	Mexico
Horizon Medical, Inc.	California
Hotman Handelsgesellschaft mbH	Austria
IEC Holdings Limited	Ireland
Instrumentation Engineering, Inc.	New Jersey
Irish Express Cargo Limited	Ireland
Irish Express Cargo Technology Software Limited	Ireland
Irish Express Logistics Limited	Ireland
Kiinteisto Oy Flex Finland	Finland
Li Xin Plastics Industries Pte. Ltd.	Singapore
Lightning Metal Specialities E.M.F. Limited	Ireland
Limited Liability Company ‘Flextronics Rus’	Russian Federation
M&S System Limited	Hong Kong
Masa da Amazônia Ltda.	Brazil
Masa FlexPower Ltda.	Brazil
Multek (FTZ) Limited	China
Multek Brasil Ltda.	Brazil
Multek China Limited	China
Multek Display (Hong Kong) Limited	Hong Kong

Name of Subsidiary	Jurisdiction of Organization

Multek Display Cayman Ltd.	Cayman Islands
Multek Display US, Inc.	Delaware
Multek Electronics Limited	China
Multek Flexible Circuits, Inc.	Delaware
Multek Hong Kong Limited	Hong Kong
Multek Industries Limited	China
Multek Technologies Limited	Mauritius
Multek Technology (Zhuhai) Co Limited	China
Multek Zhuhai Limited	China
Multilayer Technology Geschaeftsfuehrungs-GmbH	Germany
Multilayer Technology GmbH & Co. KG	Germany
Multilayer Technology, Inc.	California
Nakufreight Limited	Ireland
Nanjing Flextronics Panda Mobile Terminals Co., Ltd	China
Pacific Device, Inc.	Delaware
Parque de Tecnologia Electronica, S.A. de C.V.	Mexico
Patch Serviços Ltda.	Brazil
Power Systems Technologies (BeiJing) Company Limited	China
Power Systems Technologies (Shenzhen) Company Limited	China
Power Systems Technologies Far East Ltd	Hong Kong
Power Systems Technologies GmbH	Germany
Power Systems Technologies Ltd.	Mauritius
Power Systems Technologies Services Company Limited	Hong Kong
PT Flextronics Technology Indonesia	Indonesia
Revhold Limited	United Kingdom
Slomedical s.r.o.	Slovakia
Solectron (Beijing) Electronics Equipment Repair Service Co., Ltd.	China
Solectron Argentina Distribution S.R.L.	Argentina
Solectron Australia Pty Limited	Australia
Solectron Belgium NV	Belgium
Solectron Electronic Technology (Shanghai) Co. Ltd.	China
Solectron EMS India Limited	India
Solectron Engineering Limited	United Kingdom
Solectron France societe par actions simplifiee	France
Solectron Global Services Australia Pty Limited	Australia
Solectron GmbH	Germany
Solectron Grundbesitz Gmbh	Germany
Solectron Holding Deutschland Gmbh	Germany
Solectron India Private Limited	India
Solectron Network Systems Limited	United Kingdom
Solectron Phillipines Inc.	Philippines
Solectron Servicios Chihuahua, S.A. de C.V.	Mexico
Solectron-Wong’s (Huizhou) Industries Co., Ltd.	China
Stelton Limited	Ireland
Swedform Enclosure Systems AB	Sweden
Swedform Holdings AB	Sweden

Name of Subsidiary	Jurisdiction of Organization

The DII Group (BVI) Co. Limited	Virgin Islands (british)
The Dii Group Asia Limited	Hong Kong
Vastbright PCB (Holding) Limited	Hong Kong
Vista Point Electronic Technologies (Zhuhai) Co., Ltd	China
Vista Point Technologies (Beijing) Ltd.	China
Vista Point Technologies (Colorado), LLC	Colorado
Vista Point Technologies (Hungary) Kft.	Hungary
Vista Point Technologies (Lux) S.a r.l.	Luxembourg
Vista Point Technologies (Malaysia) Sdn. Bhd	Malaysia
Vista Point Technologies (Mauritius) Ltd	Mauritius
Vista Point Technologies (ShenZhen) Ltd.	China
Vista Point Technologies (USA) Inc.	Delaware
Vista Point Technologies Manufacturing (HK) Limited	Hong Kong